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                                                                   EXHIBIT 10.21




                                December 28, 2000


UtiliCorp United Inc.
20 West Ninth Street
Kansas City, Missouri 64105
Attn: Robert K. Green, President


Dear Mr. Green:

     As you know, Quanta Services Management, L.P. (the "Company") and UtiliCorp United Inc. ("UtiliCorp") are parties to that certain Management Services Agreement, dated as of September 21, 1999 (the "Management Services Agreement"), whereby UtiliCorp has agreed to provide certain management advice and services to the Company. In consideration for the advice and services rendered by UtiliCorp to the Company pursuant to the Management Services Agreement, the Company has agreed to pay UtiliCorp a quarterly fee of $2,325,000.

     The Company desires to terminate the Management Services Agreement thereby eliminating all future quarterly payments to UtiliCorp. The Company hereby offers to UtiliCorp a one-time payment of $28,550,000 as consideration for UtiliCorp's agreement to terminate the Management Services Agreement. In addition, by accepting this offer, UtiliCorp agrees to treat the one-time payment as ordinary income for both financial reporting and tax purposes.

     Upon (i) your execution of this letter on behalf of UtiliCorp and (ii) the Company's payment of $28,550,000 in immediately available funds to UtiliCorp, which payment shall be delivered to UtiliCorp via wire transfer no later than December 29, 2000, the Management Services Agreement will be terminated and of no further force and effect, except for those liabilities accruing prior to the date of such termination and the confidentiality obligations contained in
Section 7 of the Management Services Agreement.

     Quanta Services, Inc. hereby irrevocably and unconditionally guarantees the due and punctual performance, observance and discharge of each term, provision, duty, covenant and agreement of the Company contained in, and the due and punctual payment when due of each amount that the Company is or may be obligated to pay under, the Management Services Agreement (collectively, the "Guaranteed Obligations"). The Guaranteed Obligations are a guarantee of payment, not of collection.

     This agreement shall be governed by and construed in accordance with the laws of the State of Missouri.


                             SIGNATURE PAGE FOLLOWS


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                                     Very truly yours,

                                     QUANTA SERVICES MANAGEMENT, L.P.
                                     BY ITS GENERAL PARTNER

                                     QSI, INC.


                                     By:         /s/ James H. Haddox
                                         ---------------------------------------
                                     Name:       James H. Haddox
                                           -------------------------------------
                                     Title:      Chief Financial Officer
                                            ------------------------------------


                                     QUANTA SERVICES, INC.


                                     By:         /s/ James H. Haddox
                                         ---------------------------------------
                                     Name:       James H. Haddox
                                           -------------------------------------
                                     Title:      Chief Financial Officer
                                            ------------------------------------

ACCEPTED AND AGREED TO AS OF
THE DATE FIRST ABOVE WRITTEN:

UTILICORP UNITED INC.

By:    /s/ Robert K. Green
   -------------------------------------------
Name:  Robert K. Green
Title: President













              [Signature Page to the Letter Agreement to Terminate
                       the Management Services Agreement]